Exhibit 10.10


                              AMENDMENT AGREEMENT


     This Amendment Agreement ("Agreement") entered into as of the 31st day of July 1996, by and among PENNICHUCK CORPORATION, a New Hampshire corporation with an address of 4 Water Street, Nashua, New Hampshire 03060 (the "Borrower"), PENNICHUCK WATER WORKS, INC., a New Hampshire corporation with an address of 4 Water Street, Nashua, New Hampshire 03060 (the "Guarantor"), and FLEET BANK NH, a bank incorporated under the laws of the State of New Hampshire with a principal place of business at 1155 Elm Street, Manchester, New Hampshire 03101.


                                  WITNESSETH:


     WHEREAS, the Bank and the Borrower entered into a Loan Agreement dated October 2, 1991 establishing a Revolving Line of Credit Loan (the "Loan") in favor of the Borrower, as amended by agreements dated on or about June 4, 1993, March 23, 1994 and May 4, 1995 (the "Loan Agreement");

     WHEREAS, the Guarantor executed a Limited Guaranty Agreement dated as of March 23, 1994 in which it guaranteed the payment of the Loan as governed by and limited in said Limited Guaranty Agreement (the "Limited Guaranty Agreement");

     WHEREAS, the parties have executed certain documents and instruments in connection with the Loan (collectively the "Loan Documents"); and

     WHEREAS, the Borrower and the Bank have agreed to amend the Loan Agreement and Loan Documents to, among other things, decrease the amount available under the Line of Credit (as such term is defined in the Loan Agreement) and to amend the period of loan commitment under the Line of Credit.

     NOW, THEREFORE, in consideration of the foregoing and mutual covenants and agreements therein contained, the receipt and adequacy of which is hereby acknowledged, the parties covenant, stipulate and agree as follows:

     1. Representations and Warranties of the Borrower and the Guarantor. Each of the Borrower and the Guarantor represents and warrants to the Bank as follows:

          (a) The representations, warranties and covenants of the Borrower and the Guarantor made in the Loan Documents remain true and accurate and are hereby reaffirmed as of the date hereof.

          (b) Each of the Borrower and the Guarantor has performed, in all material respects, all obligations to be performed by it to date under the Loan Documents and no event of default exists thereunder.

          (c) Each of the Borrower and the Guarantor is a corporation duly organized, qualified and existing in good standing under the laws of the State of New Hampshire and is duly qualified to do business in all jurisdictions in which the character of the property owned by or the nature of its activities causes such qualification to be necessary.

          (d) The execution, delivery and performance of this Agreement and the documents relating hereto (the "Amendment Documents") are within the power of the Borrower and the Guarantor and are not in contravention of law, of either of the Borrower's or the Guarantor's Articles of Incorporation, By-laws or the terms of any other documents, agreements or undertaking to which either the Borrower or the Guarantor is a party or by which either the Borrower or the Guarantor is bound. No approval of any person, corporation, governmental body or other entity not provided herewith is a prerequisite to the execution, delivery and performance by the Borrower or the Guarantor of the Amendment Documents or any of the documents submitted to the Bank in connection with the Amendment Documents, or upon execution by the Bank to ensure the validity or enforceability thereof.

          (e) When executed on behalf of the Borrower and the Guarantor, the Amendment Documents will constitute the legally binding obligations of the Borrower and the Guarantor, enforceable in accordance with their terms.

     2. Amendment of Loan Agreement. The Loan Agreement is hereby amended by deleting the amount "Five Million Five Hundred Thousand Dollars ($5,500,000.00)" in the fifth and sixth lines of Article II(A) and replacing the amount with "Four Million Five Hundred Thousand Dollars ($4,500,000.00)".

     3. Amendment of Amended and Restated Revolving Credit Promissory Note. The Amended and Restated Revolving Promissory Note in the face amount of $5,500,000 dated March 23, 1994 from the Borrower to the Bank (the "Note") is hereby amended as follows:

          (a) The amount "$5,500,000.00" appearing in the upper left hand corner of page 1 thereof is hereby deleted and replaced with "$4,500,000.00".

          (b) The phrase "Five Million Five Hundred Thousand Dollars ($5,500,000.00)" appearing in the ninth line of the first paragraph thereof is hereby deleted and replaced with "Four Million Five Hundred Thousand Dollars ($4,500,000.00)".

          (c) The date "May 31, 1997" in the third paragraph is hereby deleted and such date is replaced with "May 31, 1998".


          (d) The phrase "fifteenth (15th)" appearing in the third line of the second full paragraph on page 4 thereof is hereby replaced with "tenth
     (10th)".

     4. Guarantor Consent. By execution hereof, the Guarantor consents to this Agreement and the transactions contemplated hereby and acknowledges and agrees that its guaranty under the Limited Guaranty Agreement applies to all amounts advanced or to be advanced under the Loan Agreement, the Note and all Loan Documents, as amended, in accordance with the terms of the Limited Guaranty Agreement.

     5. Conditions Precedent. The obligations of the Bank hereunder are subject to delivery by the Borrower and the Guarantor to the Bank of this Agreement and all other documents set forth on the Closing Agenda attached hereto as Exhibit A.

     6. Loan Documents. The Borrower and the Guarantor shall deliver this Agreement to the Bank and this Agreement shall be included in the term "the Loan Documents" in the Loan Agreement. The collateral granted to the Bank therein, including without limitation, the Limited Guaranty Agreement, shall continue to secure the Loan as set forth in the Loan Documents, as amended hereby.

     7.  Future   References.   All  references  to  the  Loan  Documents  shall
hereinafter refer to such documents as amended.

     8. Continuing Effect. The provisions of the Loan Document, as modified herein, shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed.

     9. General. (a) The Borrower and the Guarantor shall execute and deliver such additional documents and do such other acts as the Bank may reasonably require to implement the intent of this Agreement fully.

          (b) The Borrower shall pay all costs and expenses, including, but not limited to, attorneys' fees incurred by the Bank in connection with this Agreement. The Bank, at its option, but without any obligation to do so, may advance funds to pay any such costs and expenses that are the obligation of the Borrower and all such funds advanced shall bear interest at the highest rate provided in the Loan Documents.

          (c) This Agreement may be executed in several counterparts by the Borrower, the Bank and any obligor or guarantor of the Loan Agreement, each of which.shall be deemed an original but all of which together shall constitute one and the same Agreement.


     IN WITNESS WHEREOF, the Bank, the Borrower and the Guarantor have executed this agreement by their duly authorized officers (if appropriate) as of the date set forth above.



FLEET BANK - NH


/s/ Paula Belanger                       By: /s/ Karen A. Cross
-----------------------------            -----------------------------------
Witness                                  Karen A. Ross, Its Duly
                                         Authorized Vice President


PENNICHUCK CORPORATION


/s/ Sharen Weston                        By: /s/ Charles J. Staab
-----------------------------            -----------------------------------
Witness                                  Charles J. Staab, Its Duly
                                         Authorized Vice President


PENNICHUCK WATER WORKS, INC.


/s/ Sharen Weston                        By: /s/ Charles J. Staab
-----------------------------            ----------------------------------
Witness                                  Charles J. Staab, its Duly
                                         Authorized Vice President

STATE OF NEW HAMPSHIRE
COUNTY OF HILLSBOROUGH

The foregoing instrument was acknowledged before me this 31st day of July, 1996 by Karen A. Cross, duly authorized Vice President of FLEET BANK - NH, a bank incorporated under the laws of the State of New Hampshire, on behalf of same.


/s/ Linda D. Hale
-----------------------------
Notary Public
My Commission Expires:


Notary Seal


LINDA D. HALE, Notary Public
My commission Expires April 28, 1997




STATE OF NEW HAMPSHIRE
COUNTY OF HILLSBOROUGH

The foregoing instrument was acknowledged before me this 31st day of July, 1996 by Charles J. Staab, duly authorized Vice President of PENNICHUCK CORPORATION, a New Hampshire corporation, on behalf of same.


/s/ Justin Curtis
-----------------------------
Justice of the Peace/Notary
Public
My commission Expires: 2/14/99


Notary Seal



STATE OF NEW HAMPSHIRE
COUNTY OF HILLSBOROUGH


The foregoing instrument was acknowledged before me this 31st day of JULY, 1996, by Charles J. Staab, duly authorized Vice President of PENNICHUCK WATER WORKS, INC., a New Hampshire corporation, on behalf of same.


/s/ Justin Curtis
-----------------------------
Justice of the Peace/Notary
Public
My Commission Expires: 2/14/99


Notary Seal